                                                   Exhibit 10.40


                          MICROSOFT INTERNET EXPLORER
                       LICENSE AND DISTRIBUTION AGREEMENT
                      Document Version 4.0, April 10, 1998


This Internet Explorer License and Distribution Agreement ("Agreement") is made and entered into this 2nd day of July, 1998 ("Effective Date") by and between MICROSOFT CORPORATION, a Washington corporation located at One Microsoft Way, Redmond, WA 98052-6399 ("Microsoft"), and PRODIGY SERVICES CORPORATION, a Delaware corporation located at 44 S. Broadway, White Plains, NY 10601 ("Company").

1. DEFINITIONS

   (1) "Browsing Software" means software (whether part of an operating system or available as a separate product) designed to view, render, browse or otherwise interact with the Internet, the Web, and/or other public networks now existing or hereafter created;

   (2) "Email Client" means software which is used to compose, transmit, retrieve, and read electronic messages using peer-to-peer, store and forward, or similar email communication methods, whether part of an operating system (e.g., Outlook Express in Windows 98) or available as a separate product (e.g., Hotmail).

   (3) "Internet Site" means Company's Web site(s).

   (4) "Internet Product" means the Company-labeled product(s) and services which provided (i) access to the Internet, (ii) printed or online information about the Internet, and/or (iii) Content which is used or viewed in conjunction with the Internet; provided, however, that "Internet Product" does not include a personal computer.

   (5) "Logo" means the "Microsoft(R) Internet Explorer" logo(s) (or any successor(s) thereof) to be licensed to Company by separate agreement.

   (6) "Licensed Software" means, in object code form only for Platforms in all available languages requested by Company, the Microsoft software identified in Exhibit A, as may be amended from time to time.

   (7) "Platforms" means Windows 3.x (including Windows for Workgroups 3.x), Windows 95, Windows 98, Windows NT, Apple Macintosh, and UNIX.

2. LICENSE GRANTS, CONDITIONS & RESTRICTIONS

   (1) Licensed Software.  Microsoft grants to Company a nonexclusive, limited,
       -----------------
       worldwide, royalty-free license to use, reproduce and distribute (directly and indirectly through Company's distributors) through Company's distribution channels (including, but not limited to, distribution via the Web) the Licensed Software solely as part of or for use in conjunction with Company's Internet Product to Company's end user customers and prospective end user customers. The foregoing license is expressly subject to the following conditions:

       (1) No Standalone Distribution. The Licensed Software may only be distributed as part of or for use with Company's Internet Product, and not as a "standalone" product; provided, however, that Company or Company's sublicensees may distribute updates of the Licensed Software separately for purposes of updating an existing end user customer of an Internet Product.

       (2) No Distribution Apart from Web Browsing Software and Email Client. No component part(s) of the Licensed Software (e.g., NetShow, NetMeeting) may be distributed separate from the Internet Explorer and Outlook Express operating system updates or technologies.

       (3) New Releases. If Microsoft makes a new release of Licensed Software available, then: (i) Company shall use reasonable efforts to cease reproduction and distribution of the older version of the Licensed Software component and shall promptly commence reproduction and distribution of the new release of the Licensed Software component with Company's Internet Product, provided that Company may deplete is existing inventory of Company's Internet Product containing a prior version of the Licensed Software, (ii) Company shall make the new release of Licensed Software available to its end user customers, and
           (iii) Company shall use reasonable efforts to notify its end users that a new release of the Licensed Software may be available from Company (with indication of appropriate URL) or from Microsoft by at lease including substantially the following notice on Company's main public web site for the Internet Product: "A new version of the Licensed Software (or component thereof) may be available. Please go to [applicable Company URL] to update your software."

       (4) End Users and Distributors. Company's sublicenses will not be materially inconsistent with the terms and conditions of this Agreement regarding rights granted by and obligations imposed upon Company by Microsoft.

       (5) License Restrictions. The following restrictions apply to the license grant in this Section 2: (i) Company may not reverse engineer, decompile or disassemble the Licensed Software; (ii) Company may not authorize further redistribution of the Licensed Software by end users of Company's Internet Product; and (iii) Company shall maintain and not alter or remove any copyright, trademark, and other protective notices contained in the Licensed Software, including the end user license agreement ("EULA") which is included in the setup installation of the Licensed Software. Company shall also comply with the Guidelines.

3. COMPANY OBLIGATIONS

In partial consideration for the royalty-free license grants set forth in
Article 2 above, Company shall perform the following obligations:

   (1) As a condition precedent to exercise of any rights under this Agreement, Company shall accept the terms of the Microsoft Internet Explorer Logo License Agreement ("Logo Agreement") located at

       ieak.microsoft.com/logo.asp#elogo.
       ---------------------------------

   (2) Company shall provide Microsoft with a quarterly volume distribution summary detailing the number of copies of the Licensed Software it has distributed the quarter within forty-five (45) days following the end of each calendar quarter. Such summary shall specify separately each component, component version(s), and Platform(s) distributed and the means of distribution (Web download or CDROM) and shall be submitted to

       https://ieak.microsoft.com/secure/addReport.asp.  In the event Company
       -----------------------------------------------
       distributed no copies of the Licensed Software, Company shall indicate this on the volume distribution summary. Microsoft shall maintain all distribution summary reports in confidence and may only disclose such reports to its immediate legal and financial consultants as may be required in the ordinary course of Microsoft's business.

   (3) Company shall maintain the quality of the Internet Product at a level that meets or exceeds industry standards and that is at least commensurate with the quality of products distributed by Company on or before the Effective Date.

   (4) Company shall participate in the following co-marketing activities:

       (1) Authorize Microsoft to use Company's name in press releases or other Microsoft advertising or promotions, and to identify Company as a licensee of the Licensed Software;

       (2) Make the Licensed Software available for use internally under Company's customary information services policies and procedures.

4. OWNERSHIP

Except as expressly licensed to Company in Section 2, Microsoft retains all right, title and interest in and to the Licensed Software. All rights not expressly granted herein are reserved by Microsoft.

5. ACCEPTANCE AND DISCLAIMER OR WARRANTY

   (1) The Licensed Software is deemed accepted by Company.

   (2) Neither the Company nor any of its distributors or employees shall have any right to make any representation, warranty, or promise on behalf of Microsoft.

   (3) THE LICENSED SOFTWARE ARE PROVIDED TO COMPANY AS IS WITHOUT WARRANTY OF ANY KIND. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE LICENSED SOFTWARE ARE ASSUMED BY COMPANY AND THE END-USER CUSTOMER. MICROSOFT DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT.

6. LIMITATION OF LIABILITY

IN NO EVENT SHALL MICROSOFT BE LIABLE FOR ANY DIRECT, CONSEQUENTIAL, INDIRECT, INCIDENTAL, OR SPECIAL DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE, ARISING OUT OF THE USE OF OR INABILITY TO USE THE LICENSED SOFTWARE, EVEN IF MICROSOFT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

7. TERM

The term of this Agreement shall commence as of the Effective Date and shall continue for a period of one (1) year. Thereafter, this Agreement shall automatically renew for successive one year periods unless either party gives the other party not fewer than sixty (60) days' notice of its intent not to renew, unless earlier terminated as provided in Section 8.

8. DEFAULT AND TERMINATION

   (1) Either party may terminate this Agreement for any reason upon sixty (60) days prior written notice.

   (2) Either party may suspend performance and/or terminate this Agreement immediately upon written notice at any time if the other party is in material breach of any material warranty, term, condition or covenant of this Agreement, and fails to cure that breach within sixty (60) days after the written notice thereof.

   (3) Upon termination of this Agreement for any reason, Company's rights under
       Section 2 immediately terminate, and Company shall return to Microsoft or destroy all full or partial copies of the Licensed Software in Company's possession or under its control within ten (10) days following the termination date.

   (4) End-user sublicenses validly granted prior to expiration or termination of this Agreement shall survive termination or expiration of this Agreement; sublicenses granted to Marketing Affiliates shall be coterminous with Company's licenses.

   (5) Sections 1, 4, 5, 6, 8, 9, 10 and 11 shall survive termination of this Agreement.

9. SUPPORT

COMPANY shall be responsible for providing support for end users of any versions of the Licensed Software and COMPANY's Internet Product distributed by COMPANY.

10. NOTICES AND REQUESTS

Except as otherwise provided on Exhibit A, all notices, authorizations, and requests in connection with this Agreement shall be deemed given on the day they are (i) transmitted via electronic mail with a copy deposited in the mail, postage prepaid, certified or registered, return receipt requested; or (ii) sent by overnight courier, charges prepared, with a confirming fax; and addressed as follows:

   NOTICES TO Company:
   ------------------

               Prodigy Services Corporation
               44 S. Broadway
               White Plains, NY 10601
               Attn:  General Council
               Telephone:  (914) 448-8000
               Fax:  (914) 448-8223
               Email Address:_________________


   NOTICES TO Microsoft:
   --------------------

   Notices:    MICROSOFT CORPORATION
               One Microsoft Way

               Redmond, WA 98052-6399
               Attn:  General Manager, Internet Customer Unit
               Email Address: ____________________
               Copy to:  Law & Corporate Affairs, US Legal
               Fax:  (206) 936-7209

   Distribution summaries:  choose the "Report" option at:
                         https://ieak.microsoft.com/secure/addReport.asp
                         -----------------------------------------------

   or to such other address as the party to receive the notice or request so designates by written notice to the other.

11.  GENERAL

   (1) This Agreement shall be governed by the laws of the State of Washington, USA, as though entered into between Washington residents and to be performed entirely within the State of Washington, and Company consents to jurisdiction and venue in the state and federal courts sitting in the State of Washington.

   (2) Neither this Agreement, nor any terms and conditions contained herein, shall be construed as creating a partnership, joint venture, agency relationship or as granting a franchise.

   (3) No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representation of the waiving party.

   (4) If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, the remaining provisions shall remain in full force and effect.

   (5) The rights and obligations hereunder shall inure to the benefit of the successors of the parties hereto, provided any rights or obligations hereunder shall not be assigned by Company without the prior written approval of Microsoft, such approval shall not be unreasonably withheld.

   (6) Any Licensed Software which Company distributes or licenses to or on behalf of the United States of America, its agencies and/or instrumentalities (the "Government"), shall be provided with RESTRICTED RIGHTS in accordance with DFARS 252.227-7013(c)1(ii), or as set forth in the particular department or agency regulations or rules, or particular contract which provide Microsoft equivalent or greater protection.

   (7) Company acknowledges that the Licensed Software is subject to the export control laws and regulations of the US, and any amendments thereof. Company confirms that with respect to the Licensed Software, it will not export or re-export it, directly or indirectly, either to (i) any countries that are subject to US export restrictions (currently including, but not necessarily limited to, Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria); (ii) any end user who Company knows or has reason to know will utilize them in the design, development or production of nuclear, chemical or biological weapons; or (iii) any end user who has been prohibited from participating in the US export transactions by any federal agency of the US government. Company further acknowledges that the Licensed Software may include technical data subject to export and re-export restrictions imposed by US law.

   (8) Company shall, at its own expense, promptly obtain and arrange for the maintenance of all non-U.S.A. government approvals, if any, and comply with all applicable local laws and regulations as may be necessary for Company's performance under this Agreement.

   (9) Company shall pay, and be responsible for any and all sales taxes, use taxes and any other taxes imposed by any jurisdiction as a result of (i) the entry into this Agreement; (ii) the performance of any of the provisions of this Agreement; or (iii) the transfer of any property, rights or any other grant hererunder.

  (10) If either Microsoft or Company employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs.

  (11) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or communications. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of Company and Microsoft by their respective duly authorized representatives.

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the Effective Date written above.

MICROSOFT CORPORATION               COMPANY  Prodigy Services Corp


/s/J. Dossett                           /s/Marc  Jacobson
-----------------------                 --------------------------
By (sign)                                By (sign)

Jeffrey J. Dossett                      Marc Jacobson
-----------------------                 --------------------------
Name:  (Print)                          Name:  (Print)
General Manager
Internet Customer Unit                  Acting CFO & General Counsel
-----------------------                 ---------------------------
Title                                    Title

8/18/98                                 7/2/98
-----------------------                 ----------------------------
Date                                     Date

                                   EXHIBIT A

                               LICENSED SOFTWARE

Technology Name                Technology Version             Language Version
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

Internet Explorer*    3.x, 4.x                              All publicly released
---------------------------------------------------------------------------------
Outlook Express*      4.x                                   All publicly released
---------------------------------------------------------------------------------
Comic Chat            All publicly released final versions  All publicly released
---------------------------------------------------------------------------------
NetShow               All publicly released final versions  All publicly released
---------------------------------------------------------------------------------
FrontPage Express     All publicly released final versions  All publicly released
---------------------------------------------------------------------------------
NetMeeting            1x, 2x                                All publicly released
---------------------------------------------------------------------------------


          Special Notice Regarding Technology Upgrades and Amendments

All Licensed Software includes the indicated Technology Version only. Microsoft reserves the right to amend this Agreement in the event of public release of new versions any of the Licensed Software (for example, release of IE 5.x). In the event that Microsoft elects to amend any of the terms and conditions of this Agreement, upon release of a new Technology Version Microsoft will make available through its http:/ieak.microsoft.com Web site (or any successor
                      ------------------------
thereto):

(1)  Identification of the new Technology Version;

(2) An amendment to this Agreement ("Amendment"), setting forth the new terms and conditions that shall govern this Agreement;

(3)  Means for Company to "click accept" that Amendment.

Microsoft's notice regarding the Amendment will include notice (pursuant to section 7 of the Agreement) that Microsoft will not renew the Agreement, absent
                                                ---
such Amendment, beyond its then current term.

* Although Internet Explorer and Outlook Express comprise part of the operating system of Windows 95, Windows 98 and Windows NT, certain versions of the Technology are available as standalone software for the Windows 3.1, Macintosh and Unix operating systems.

                                   EXHIBIT B
         MICROSOFT INTERNET EXPLORER LICENSE AND DISTRIBUTION AGREEMENT
                      Document Version 4.0, April 9, 1998

            IE Version 4.0 and IEAK Version 4.0 CUSTOMIZATION RIGHTS

ADDITIONAL DEFINITIONS:

(a) "Active Desktop" means the Channel Client feature of Microsoft's Internet Explorer version 4.0 software which supports "webcast," "push" or "broadcasts" of Content via the World Wide Web (the "Web").

(b) "Channel" means an aggregation of Content and advertising (if any) that is displayed or played, or available to be selected by an end user for display and/or play, by means of a Channel Client, and which may be further divided into sub-Channels.

(c) "Channel Client" means software that enables an End User to select and receive Channels in one or more display and/or audio elements, including software that is: (i) an interactive application (such as a Web browser) that displays and/or plays Content within an application (or similar) window or directly upon a operating system desktop; and/or (ii) and animated and network-interactive screen saver application.

(d) "Channel Icon" means an icon or button which has an identifying logo and/or trademark and an integrated pointer/URL which may be pre-configured in the Internet Explorer Active Desktop user interface such that an end user, upon first starting up or using Active Desktop, will (if already connected to the Web) be able to link to an associated Channel.

(e) "Content" means data, text, audio, video, graphics, photographs, artwork and other technology and materials provided for use on Channels or Web sites.

(f) "IEAK" means a collection of tools that enable Company to perform limited customizations to the Licensed Software, such customizations being made in accordance with the on-line instructions provided in the IEAK application ("Instructions"), as amended from time to time.

(g) "License Key" means to 10-digit alpha numeric code provided by Microsoft that enables company to use the customization features of the IEAK.

(h) "Marketing affiliate" means a third party company which has contracted with COMPANY to produce a co-branded or "private labeled" Browsing Software or Email Client.

LICENSE GRANT:

Limited License Grant.  Subject to Company's continued compliance with all
---------------------
material terms of the Agreement and the terms of this Exhibit B, Microsoft grants to Company a nonexclusive, limited worldwide, royalty-free license to customize the Licensed Software using the IEAK in accordance with the IEAK Instructions. Company acknowledges and agrees that its use of the IEAK to customize the Licensed Software requires the rightful receipt from Microsoft of the "Standard Redistribution" license key allocated to Company. Company agrees that it shall only use the IEAK and license key in accordance with the Instructions. In the event the capabilities and/or Instructions of the IEAK provide either more or fewer capabilities than the customization rights granted in this Exhibit B, the customization rights set forth in this Exhibit B shall govern.

1. Additional Customization Rights/Active Setup

Permitted Customizations/Active Setup.  For versions 4.x of Internet Explorer
-------------------------------------
which support Active Setup, Company may use the IEAK to perform the any or all of the following additional customizations:

   (a) Customize Browser title bar (says "Microsoft Internet Explorer" by default) only to add "provided by Company" at the end of the title.

   (b) Customize tool bar background bit map (watermark) that is used when not in high color mode.

   (c) Change default search page (default is home.microsoft.com/access/
                                              --------------------------
       allionone.asp).
       -------------

   (d) Change default start page (default is home.microsoft.com).
                                             ------------------

   (e) Change help "online support" page (defaults to point to microsoft.com).
                                                               -------------

   (f) Add an unlimited number of pre-configured "favorites" entries (default is none).

   (g) Change Favorites hierarchy (with exception of "special folders" like "Channels")

   (h) Rename and/or customize Links (Todays' Links, Best of the Web, Today's News, etc.)

   (i) Disable and/or customize first time boot welcome page (after installation).

   (j) Customize Outlook Express info pane.

3. Additional Customization Rights/ISP Customization

Permitted Customizations/ISP Customization.  For versions 4.x of Internet
------------------------------------------
Explorer which support ISP Customization Company may use the IEAK to perform the any or all of the following additional customizations:

   (a) Import Profile created by separately purchased Internet Connection Manager Administration Kit.

   (b) Change bitmap in Connection Manager dialog.

   (c) Pre-set the Proxy Server address.

   (d) Choose signup method (Internet Signup Server or Serverless Local) and customize required connection information.

   (e) For Outlook Express, set:
       . Incoming and outgoing mail servers
       . News server
       . Add custom LDAP servers

   (f) Add custom ILS server for NetMeeting if applicable.

4. Additional customization Rights/Channels

(a) Mandatory Customization/Selection of Pre-Configured Channels to Match Local
    ---------------------------------------------------------------------------
    Language and Region.  For versions 4.x of Internet Explorer which support
    -------------------
    Channels, Company shall use the IEAK to select the pre-configured Channels for the specific territory for which each and every Company-customized version of IE is targeted for distribution. For example, if Company customizes separate versions of IE for distribution into territories A and B, Company shall use the IEAK to select the pre-configured default Channels for territory A for the version of IE Company creates for territory A, and shall use the IEAK to select the pre-configured default Channels for territory B for the version of IE Company creates for territory B. If Company distributes a single version of IE into multiple territories, Company shall use the IEAK to select the pre-configured default Channels that are targeted to the single largest population in the combined territories in which Company distributes IE. For the purpose of this paragraph, "territory" shall mean a language/country combination, such as German/Switzerland or French/Canada.

(b) Permitted Customizations/ISP Customization of Channels.  For versions 4.x of
    ------------------------------------------------------
    Internet Explorer which support Channels, Company may use the IEAK to perform the any or all of the following additional customizations with respect to Channels (as further illustrated in Attachment B-1):

   (1) Add a single Company Channel Icom to the topmost navigation level of the Internet Explorer Active Desktop Channel bar in the position below the Microsoft Channel Guide Icon. Said Icon may link either to Company or third party Channel available through Internet Explorer, provided that any trade names, trademarks, logos or brands displayed on the Channel Icon added by Company shall be limited to Company's mark or Company's Internet Product marks.

   (2) Add multiple "sub-channels" grouped underneath (at the second navigation level) the Company Channel Icon on the Internet Explorer Active Desktop channel bar, where each such sub-channel may be linked to Company or third-party Content accessible through Internet Explorer, and where each such sub-channel may use any branding selected by Company. In the case where sub-channels are grouped underneath a Company Channel Icon, the Company Channel is the only Channel which is individually recognized by IE; the sub-channels do not operate as separate standalone Channels by themselves (and cannot be subscribed directly using the IE 4.0 user interface without first accessing the Company Channel Icon).

   (3) configure the Company Channel added by Company to be "subscribed" by default, such that Company Channel Content and schedule information downloads to the end user's computer system hard disk automatically when the end user connects to the Internet and selects the "update" option.

   (4) Delete from the Internet Explorer Active Desktop channel bar any pre-configured Channel Icons that are developed or distributed by companies which compete directly with Company or Company's Marketing Affiliate(S), where such deleted Channels are to include only: (i) pre-configured Channels from other Internet access providers, (ii) pre-configured Channels which are produced by, or exclusively distributed by, direct competitors of Company or Company's Marketing Affiliates. Company may not delete a pre-configured Channel Icon that offers Content which is not directly competitive with Company or Company's Content but that may nonetheless compete for the end user's attention or interest with Content offered by Company.

(c) Development and Maintenance of advanced Internet Explorer Features in
    ---------------------------------------------------------------------
    Channels.  Company recognizes that customization of Channels is a
    --------
    supplemental right granted to Company pursuant to the Agreement. In consideration for this supplemental right, Company agrees that for any Channel added pursuant to the Agreement. In consideration for this supplemental right, company agrees that for any Channel added pursuant to this Exhibit B, Section 4, Company shall use reasonable commercial efforts to develop and maintain the customized Channel such that it demonstrates the advanced W3C-standard HTML features supported by Internet Explorer (such as Dynamic HTML) meets end user expectations of performance and frequency of update, and compares favorably, in Company's reasonable judgment, to Channels offered by other companies in Company's line of business.

5.  CO-MARKETING ACTIVITIES

Company shall participate in the following co-marketing activities:

   (a) Use the Logo in Company's packaging, advertising and promotional materials in accordance with the terms and guidelines in the Logo Agreement and as may be provided by Microsoft from time to time;

   (b) Display the "Get Microsoft Internet Explorer" link logo, separately licensed from Microsoft, on the home page for Company's Internet Product along with a hot link to www.microsoft.com/ie in accordance with the
                                --------------------
       guidelines set forth at ieak.microsoft.com/logo.asp#elogo, or any
                                  ---------------------------------
       successor thereof;

6.  ACCEPTANCE AND DISCLAIMER OF WARRANTY

(a) The IEAK is deemed accepted by Company

(b) Neither the Company nor any of its distributors or employees shall have any right to make any representation, warranty, or promise on behalf of Microsoft.

(c) THE IEAK IS PROVIDED TO COMPANY AS IS WITHOUT WARRANTY OF ANY KIND. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE IEAK ARE ASSUMED BY COMPANY AND THE END-USER CUSTOMER. MICROSOFT DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT

7. LIMITATION OF LIABILITY

IN NO EVENT SHALL MICROSOFT BE LIABLE FOR ANY DIRECT, CONSEQUENTIAL, INDIRECT, INCIDENTAL, OR SPECIAL DAMAGES WHATSOEVER, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE, ARISING OUT OF THE USE OF INABILITY TO USE THE IEAK, EVEN IF MICROSOFT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

8. EXPORT CONTROLS

Company acknowledges that the IEAK is subject to the export control laws and regulations of the US, and any amendments thereof. Company confirms that with respect to the IEAK, it will not export or re-export it, directly or indirectly, either to (i) any countries that are subject to US export restrictions (currently including, but not necessarily limited to, Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria); (ii) any end user who Company knows or has reason to know will utilize them in the design, development or production of nuclear, chemical or biological weapons; or (iii) any end user who has been prohibited from participating in the US export transactions by any federal agency of the US government. Company further acknowledge that the IEAK may include technical data subject to export and re-export restrictions imposed by US law.

9. TERMINATION

Upon termination of the Agreement or this Exhibit B for any reason, Company's rights under this Exhibit B immediately terminate, and Company shall return to Microsoft or destroy all full or partial copies of the IEAK in Company's possession or under its control within ten (10) days following the termination date.

                                 ATTACHMENT B-1

      Illustration of Channel Bar Navigation Hierarchy & Channel Placement

1. Channel Bar Topmost Navigation Level (visible on Active Desktop) sample configuration:

Channel
 Guide
-----------
Company
 Channel
-----------
MSN
-----------
MSNBC
-----------
Disney
-----------
PointCast
-----------
(others)
-----------

1. The Channel Guide always occupies the first position (at the top of the Channel Bar). Company Channel may be inserted in the second position (thereby shifting other Channels down one position). The Company Channel Icon is visible by default when Active Desktop is first installed. With the exception of adding the Company Channel, all pre-configured Channels must remain on the Channel Bar in the order shipped in the IEAK for each target territory (or country/language combination). End users are able to add, rearrange, and/or delete any Channels they wish after installing IE.

2. Channel Bar "sub-Channels" may be configured "under" a topmost level Category such that when a topmost level Category is clicked, the sub-Channel(s) are displayed. Sub-Channels are not visible until the Category containing them is clicked.